EXHIBIT 99.2
                                                                    ------------

N E W S   R E L E A S E
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                                       For:          Duane Reade Inc.
                                       Approved By:  John Henry
                                                     (212) 273-5746
                                                     SVP - Chief
                                                     Financial Officer
                                       Contact:      Cara O'Brien/Lila Sharifian
                                                     Press: Melissa Merrill
                                                     (212) 850-5600
                                                     Financial Dynamics

FOR IMMEDIATE RELEASE

     DUANE READE PROVIDES FINANCIAL IMPACT OF CHANGES IN CERTAIN ACCOUNTING
                PRACTICES UPON HISTORICAL RESULTS OF OPERATIONS

--------------------------------------------------------------------------------

         New York, New York, March 10, 2005 -- Duane Reade Inc. today provided the financial impact of recently announced changes in accounting practices upon its historical results of operations.

         In a press release dated March 7, 2005, the Company announced that to reflect certain changes in accounting practices, it will restate both its own and its predecessor's consolidated financial statements to reflect one-time, non-cash rent expense adjustments, in conformity with FASB Technical Bulletin No 85-3 (FTB 85-3), and to reflect a change in the reporting of revenues from re-sales of certain retail inventory on a gross basis, in accordance with EITF Issue 99-19, rather than on a net basis as previously reported.

         The Company, based on a review of its lease-related accounting methods as well as discussions with its independent auditors and Audit Committee, determined that, similar to many companies, its previous policy of commencing rent expense when a store opens (and not at the commencement of the lease) was inconsistent with FTB 85-3. For construction purposes, the Company often takes possession of leased properties prior to opening. In accordance with the new accounting policy, the Company will record rent expense commencing on the date of possession. This restatement will have the effect of changing previously reported net income and FIFO EBITDA as shown on attached Exhibit 1, but, because the adjustments to lease rent expense are non-cash, the restatements will not have any impact upon historical or future Adjusted FIFO EBITDA, cash flows or the timing of payments under the related leases.

         In connection with the lease related restatement and the above mentioned discussions with its independent auditors and Audit Committee, the Company is including in this restatement previously unrecorded and immaterial proposed audit adjustments relating to the periods impacted. These are shown as "other items" on attached Exhibit 1. These adjustments generally have the impact of increasing annual net income, FIFO EBITDA and Adjusted FIFO EBITDA but have no effect upon historical or future cash flows.

          The restatement impact of the change to gross revenue reporting for re-sales of certain retail inventory will be to increase sales and cost of sales by the same amount for each of the periods affected as shown on attached Exhibit
1. This adjustment will have no effect upon historical or future cash flows, gross profit, operating income, net income, FIFO EBITDA or Adjusted FIFO EBITDA.

         The Company will file with the SEC a report on Form 8-K indicating that the financial statements reported in the Company's Form 10-Q for the period ended September 25, 2004 and its predecessor financial statements reported on Forms 10-Q for the periods ended June 26, 2004 and March 27, 2004 and Form 10-K/A for December 27, 2003 should no longer be relied upon. The Company's annual report on Form 10-K for fiscal 2004, reflecting all prior year restatements, is expected to be filed by March 25, 2005, with the restated Forms 10-Q for the periods indicated filed shortly thereafter.

          As was announced in the press release dated March 7, 2005, the suspension of the Company's offer to exchange its unregistered Senior Secured Floating Rate Notes due 2010 for registered Senior Secured Floating Rate Notes due 2010 is expected to be resumed, subject to applicable SEC rules and regulations, after the Company has filed with the SEC its Form 10-K for the year ended December 25, 2004, with appropriate restatements, and updated the prospectus relating to the Exchange Offer.

         The Company will report its fourth quarter and full year 2004 results on March 16, 2005 and invites investors to listen to a broadcast of the Company's conference call to discuss these results. The call will be broadcast live over the Internet on Wednesday, March 16, 2005 at 10:00 a.m. Eastern Time and can be accessed by logging on to http://www.duanereade.com. Anthony Cuti, Chairman, President, and Chief Executive Officer, and John Henry, Senior Vice President and Chief Financial Officer, will host the call.

         An online archive of the broadcast will be available within one hour of the completion of the call and will be accessible at http://www.duanereade.com.

         Founded in 1960, Duane Reade is the largest drug store chain in the metropolitan New York City area, offering a wide variety of prescription and over-the-counter drugs, health and beauty care items, cosmetics, greeting cards, photo supplies and photofinishing. As of December 25, 2004, the Company operated 255 stores. Duane Reade maintains a website at http://www.duanereade.com.

         EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS IN THIS RELEASE AND THE ACCOMPANYING DISCUSSION ON THE EARNINGS CONFERENCE CALL ARE FORWARD-LOOKING AND MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. IN ADDITION, THIS DOCUMENT MAY CONTAIN STATEMENTS, ESTIMATES OR PROJECTIONS THAT CONSTITUTE "FORWARD-LOOKING" STATEMENTS AS DEFINED UNDER U.S. FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, WHICH MAY CAUSE THE COMPANY'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED OR EXPECTED RESULTS. THOSE RISKS INCLUDE, AMONG OTHER THINGS, THE COMPETITIVE ENVIRONMENT IN THE DRUG STORE INDUSTRY IN GENERAL AND IN THE NEW YORK METROPOLITAN AREA, THE ABILITY TO OPEN AND OPERATE NEW STORES, THE CONTINUED EFFORTS BY PAYERS AND GOVERNMENT AGENCIES TO REDUCE PRESCRIPTION REIMBURSEMENT RATES AND PRESCRIPTION DRUG BENEFITS, THE STRENGTH OF THE ECONOMY IN GENERAL, THE ECONOMIC CONDITIONS IN THE NEW YORK GREATER METROPOLITAN AREA, CHANGES IN FEDERAL AND STATE LAWS AND REGULATIONS, INCLUDING THE POTENTIAL IMPACT OF CHANGES IN REGULATIONS SURROUNDING THE IMPORTATION OF PHARMACEUTICALS FROM FOREIGN COUNTRIES AND CHANGES IN LAWS GOVERNING MINIMUM WAGE REQUIREMENTS, THE CONTINUING IMPACT OF THE RESTRICTIONS ON SMOKING IN PUBLIC PLACES IN THE COMPANY'S MARKETS, CHANGES IN THE COMPANY'S OPERATING STRATEGY, CAPITAL EXPENDITURE PLANS OR DEVELOPMENT PLANS, THE COMPANY'S ABILITY TO ATTRACT, HIRE AND RETAIN QUALIFIED PHARMACY AND OTHER PERSONNEL, THE COMPANY'S SIGNIFICANT INDEBTEDNESS, LABOR DISTURBANCES, THE CONTINUED IMPACT OF, OR NEW OCCURRENCES OF, TERRORIST ATTACKS IN THE NEW YORK GREATER METROPOLITAN AREA AND ANY ACTIONS THAT MAY BE TAKEN IN RESPONSE, THE COMPANY'S ABILITY TO SUCCESSFULLY IMPLEMENT AND MANAGE NEW COMPUTER SYSTEMS AND TECHNOLOGIES, DEMOGRAPHIC CHANGES AND THE COMPANY'S ABILITY TO LIMIT FRAUD AND SHRINK. THOSE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN DUANE READE'S REPORTS FILED WITH THE SEC FROM TIME TO TIME, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K. YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY ARE MADE. EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY FEDERAL SECURITIES LAWS, WE DO NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS.


                               (Tables to follow)

                                DUANE READE INC.
                             Summary of Restatements
                      Consolidated Statements of Operations

(IN THOUSANDS)
                                      ------------------------------------------------------------------------     -------------
                                                                 PREDECESSOR COMPANY                                 SUCCESSOR
                                      ------------------------------------------------------------------------     -------------
                                          Year           Year          Year           Year        Period from       Period from
                                         Ended           Ended         Ended          Ended       12/28/03 to          7/31/04
                                        12/30/00       12/29/01      12/28/02       12/27/03        7/30/04            9/25/04
                                      ------------------------------------------------------------------------    --------------
Sales as reported                     $ 1,000,068    $ 1,143,564    $ 1,274,451    $ 1,383,828    $   846,842       $   217,556
Sales restatement                              --         26,452         51,072         81,446         80,959            20,494
                                      -----------------------------------------------------------------------       -----------
Sales as restated                     $ 1,000,068    $ 1,170,016    $ 1,325,523    $ 1,465,274    $   927,801       $   238,050
                                      -----------------------------------------------------------------------       -----------

Cost of  Sales as reported            $   745,717    $   871,215    $   988,033    $ 1,087,092    $   663,223       $   172,765
Cost of Sales restatement                      --         26,452         51,072         81,446         80,959            20,494
Rent restatement                            2,044          1,729          2,343          1,103            977               309
Other items restatement                       679           (444)          (145)        (1,234)           (69)             (316)
                                      -----------------------------------------------------------------------       -----------
Cost of Sales as restated             $   748,440    $   898,952    $ 1,041,303    $ 1,168,407    $   745,090       $   193,252
                                      -----------------------------------------------------------------------       -----------

Gross Profit as reported              $   254,351    $   272,349    $   286,418    $   296,736    $   183,619       $    44,791
Sales/Cost of Sales restatement                --             --             --             --             --                --
Rent restatement                           (2,044)        (1,729)        (2,343)        (1,103)          (977)             (309)
Other items restatement                      (679)           444            145          1,234             69               316
                                      -----------------------------------------------------------------------       -----------
Gross Profit as restated              $   251,628    $   271,064    $   284,220    $   296,867    $   182,711       $    44,798
                                      -----------------------------------------------------------------------       -----------

Earnings before tax as reported       $    38,286    $    40,837    $    38,966    $     7,255    $     5,361       $   (69,591)
Earnings before tax restatement            (2,723)        (1,285)        (2,198)           131           (908)                7
                                      -----------------------------------------------------------------------       -----------
Earnings before tax as restated       $    35,563    $    39,552    $    36,768    $     7,386    $     4,453       $   (69,584)
                                      -----------------------------------------------------------------------       -----------

Tax Provision as reported             $    15,610    $    16,107    $    14,127    $     2,181    $     1,555       $   (32,048)
Tax Provision restatement                  (1,258)          (594)        (1,015)            61           (419)                3
                                      -----------------------------------------------------------------------       -----------
Tax Provision as restated             $    14,352    $    15,513    $    13,112    $     2,242    $     1,136       $   (32,045)
                                      -----------------------------------------------------------------------       -----------

Net Income as reported                $    22,676    $    24,730    $    15,577    $     5,074    $     3,806       $   (37,543)
Net Income restatement                     (1,465)          (691)        (1,183)            70           (489)                4
                                      -----------------------------------------------------------------------       -----------
Net Income as restated                $    21,211    $    24,039    $    14,394    $     5,144    $     3,317       $   (37,539)
                                      -----------------------------------------------------------------------       -----------

FIFO EBITDA as reported               $    97,372    $    96,331    $    95,108    $    68,123    $    41,416       $     6,439
FIFO EBITDA restatement                    (2,723)        (1,285)        (2,198)           131           (677)                7
                                      -----------------------------------------------------------------------       -----------
FIFO EBITDA as restated               $    94,649    $    95,046    $    92,910    $    68,254    $    40,739       $     6,446
                                      -----------------------------------------------------------------------       -----------

Adjusted FIFO EBITDA as reported      $   101,357    $   102,075    $   104,698    $    76,574    $    44,822       $     8,482
Adjusted FIFO EBITDA restatement             (679)           444            145          1,234            300               316
                                      -----------------------------------------------------------------------       -----------
Adjusted FIFO EBITDA as restated      $   100,678    $   102,519    $   104,843    $    77,808    $    45,122       $     8,798
                                      -----------------------------------------------------------------------       -----------

The restatement also includes a cumulative retained deficit charge in 1999 of $5,987.

As used in this release, FIFO EBITDA means earnings before interest, income taxes, depreciation, amortization, debt extinguishment, expenses related to the July 30, 2004 acquisition transaction, labor contingency expense, non-cash charges and credits related to the LIFO inventory valuation method, extraordinary charges and other non-recurring charges as well as the cumulative effect of changes in accounting .We believe that FIFO EBITDA as presented, represents a useful measure of assessing the performance of our ongoing operating activities, as it reflects our earnings trends without the impact of certain non-cash charges and other non-recurring items. Targets and positive trends in FIFO EBITDA are used as performance measures for determining certain compensation of management. FIFO EBITDA is also used as a performance measure in our various debt agreements.

We understand that although security analysts frequently use FIFO EBITDA in the evaluation of companies, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. FIFO EBITDA is not intended as an alternative to net income as an indicator of our operating performance, or as an alternative to any other measure of performance in conformity with generally accepted accounting principles, nor as an alternative to cash flow from operating activities as a measure of liquidity.

As used in this release, Adjusted FIFO EBITDA means FIFO EBITDA as defined above, adjusted to exclude non-cash rent expense and certain charges related to the July 30th acquisition transaction that are not included in the definition of EBITDA used in our various debt agreements.

Reconciliations of net income to FIFO EBITDA and operating cash flow for each period included above and highlighted elsewhere in this release are provided on
Exhibit 2.

                                DUANE READE INC.
           Reconciliation of EBITDA to Net Income (Loss) and Net Cash
                   Provided By (Used In) Operating Activities

                                                  -----------------------------------------------------------------   -------------
                                                                              PREDECESSOR COMPANY                       SUCCESSOR
                                                  -----------------------------------------------------------------   -------------
                                                      Year          Year         Year         Year     Period from     Period from
                                                     Ended         Ended        Ended        Ended     12/28/03 to       7/31/04
                                                    12/30/00      12/29/01     12/28/02     12/27/03      7/30/04        9/25/04
                                                  -----------------------------------------------------------------   -------------
FIFO EBITDA                                         $  94,649    $  95,046    $  92,910    $  68,254    $  40,739      $   6,446
LIFO Expense                                               --           --          (89)         360          791            160
                                                  -----------------------------------------------------------------   -------------
LIFO EBITDA                                            94,649       95,046       92,999       67,894       39,948          6,286

Depreciation and amortization                         (23,151)     (26,634)     (26,935)     (32,335)     (21,902)        (7,280)
Labor contingency expense                                  --           --           --      (12,600)      (2,611)          (689)
Transaction expense                                        --           --           --         (644)      (3,005)       (37,118)
Cumulative effect of accounting change                     --           --       (9,262)          --           --             --
CEO SERP settlement                                        --           --           --           --           --        (24,500)
Debt extinguishment                                        --       (2,616)     (11,371)        (812)          --             --
Interest expense                                      (35,935)     (27,623)     (17,925)     (14,117)      (7,977)        (6,283)
Income taxes                                          (14,352)     (15,513)     (13,112)      (2,242)      (1,136)        32,045
Other gains/losses                                         --        1,379
                                                  -----------------------------------------------------------------   -------------
Net income (loss)                                   $  21,211    $  24,039    $  14,394    $   5,144    $   3,317      $ (37,539)
                                                  -----------------------------------------------------------------   -------------

Net income (loss)                                   $  21,211    $  24,039    $  14,394    $   5,144    $   3,317      $ (37,539)
Adjustments to reconcile net income (loss)
     to cash provided by (used in) operating
     activities:
  Depreciation and amortization of property            12,942       14,709       18,170       21,574       14,868          4,009
  Amortization of goodwill, intangibles and
    deferred financing costs                           11,936       13,389       10,666       12,697        8,134          4,003
  Deferred tax provision                               12,102        9,164       11,958       (1,728)       1,061        (32,044)
  Effect of accounting change                              --           --        9,262           --           --             --
  Gain on sales of assets                                  --       (1,221)        (180)          --           --             --
  Debt extinguishment                                      --        1,491       (5,127)         730           --             --
  Non-cash rent expense                                 6,029        7,473       11,933        9,554        4,381          1,561
Changes in operating assets and liabilities
     (net of effect of acquisitions):
  Receivables                                         (10,686)     (12,816)      (4,323)       8,319         (474)        (2,523)
  Inventories                                         (18,022)     (45,838)     (13,639)     (38,308)       4,015         (6,567)
  Accounts payable                                      3,532       21,513      (11,312)      27,482      (19,777)        14,842
  Prepaid and accrued expenses                         (6,577)      (8,907)       6,857       (1,681)       6,492         27,207
  Other assets/liabilities, net                       (10,393)       2,766       (6,122)       3,660         (467)         5,056
                                                  -----------------------------------------------------------------   -------------
Cash provided by (used in) operating activities     $  22,074    $  25,762    $  42,537    $  47,444    $  21,550      $ (21,995)
                                                  -----------------------------------------------------------------   -------------

Calculation of Adjusted FIFO EBITDA

FIFO EBITDA as above                                $  94,649    $  95,046    $  92,910    $  68,254    $  40,739      $   6,446

Non-cash rent expense                                   6,029        7,473       11,933        9,554        4,383          1,561
CEO long term cash award                                   --           --           --           --           --            156
Oak Hill management fee                                    --           --           --           --           --            216
CEO life insurance policy conversion cost                  --           --           --           --           --            419
                                                  -----------------------------------------------------------------   -------------
Adjusted FIFO EBITDA                                $ 100,678    $ 102,519    $ 104,843    $  77,808    $  45,122      $   8,798
                                                  -----------------------------------------------------------------   -------------

                                   EXHIBIT 2


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